[LOGO] NATIONAL PENN
       BANCSHARES, INC.                                           PRESS RELEASE


Immediate

Gary L. Rhoads, Chief Financial Officer, 610-369-6341

     National Penn Bancshares, Inc. Reports Record First Quarter Net Income

         BOYERTOWN, Pa., April 15, 2004 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank and Investors Trust Company, reported first quarter 2004 net income totaling $11.37 million, or $0.46 per diluted share. Net income increased 9.4% compared to $10.39 million earned in the first quarter of 2003 and diluted earnings per share increased 7.0% compared to prior year diluted earnings of $0.43. These results represent the twelfth consecutive quarter of record net income.

         NPBC's first quarter earnings produced returns on average assets and average shareholders' equity of 1.30% and 15.2%, respectively.

         The following significant items occurred during the first quarter of 2004:

          - The company issued $40 million in Trust Preferred Securities through participation in two pooled offerings. The entire amount will qualify as Tier 1 Capital for regulatory capital purposes. The proceeds will be used for the company's stock repurchase program, for general corporate purposes, including capital contributions to National Penn Bank to support its growth strategies, for working capital, and to fund part of the cash portion of the acquisition of Peoples First, Inc., which we announced last quarter, and for future acquisitions. Peoples First, Inc. will add approximately $450 million in assets and will greatly enhance our existing franchise in Chester County with eight additional community offices. We expect to complete this acquisition during the second quarter.

          - We completed the systems conversion of the HomeTowne Heritage Bank acquisition that closed in December. This prompt conversion allows us to quickly achieve the benefits of additional services and enhanced convenience for our HomeTowne Heritage customers.

          - On February 17, 2004, NPBC paid a cash dividend of $0.24 per share to shareholders of record on February 7, 2004. All per share information has been restated for the 5% stock dividend paid September 30, 2003.

         The company had total assets at March 31, 2004 of $3.57 billion and total deposits of $2.38 billion. The allowance for loan and lease losses as of March 31, 2004 was $50.15 million, which represented 2.15% of total loans outstanding of $2.33 billion.


                                     -more-

NPBC--add 1

         National Penn Bancshares, Inc. is currently a $3.57 billion financial services company headquartered in Boyertown, PA. NPBC currently operates 66 community offices in southeastern Pennsylvania through National Penn Bank and its FirstService and HomeTowne Heritage Bank Divisions. Trust and investment management services are provided through Investors Trust Company and FirstService Capital; brokerage services are provided through Penn Securities, Inc.; mortgage banking activities are provided through Penn 1st Financial Services, Inc.; insurance services are provided through FirstService Insurance Company; and equipment leasing services are provided through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.

         This press release contains supplemental financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). National Penn's management uses this non-GAAP measure in its analysis of the company's performance. This measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders' equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management's success in utilizing the company's tangible capital. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

         This press release contains forward-looking statements concerning future events. Actual results could differ materially due to the following risks and uncertainties -- deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn's reports filed from time to time with the Securities and Exchange Commission. National Penn cautions readers not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

                                      # # #

National Penn Bancshares, Inc.

Contact:  Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)

Three Months Ended March 31,                                                           2004                     2003
--------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CONDITION
--------------------------------------------------------------------------------------------------------------------------
Total assets                                                                        $3,567,191                 $3,283,414
Total deposits                                                                       2,383,441                  2,230,689
Total loans and leases                                                               2,327,463                  2,011,003
Total shareholders' equity                                                             328,861                    288,998
Book value per share                                                                     13.50                      11.95

--------------------------------------------------------------------------------------------------------------------------
EARNINGS
--------------------------------------------------------------------------------------------------------------------------
Total interest income                                                                  $44,174                    $40,101
Total interest expense                                                                  12,749                     12,918
--------------------------------------------------------------------------------------------------------------------------
Net interest income                                                                    $31,425                    $27,183
Provision for loan and lease losses                                                      1,763                      2,255
--------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan and lease losses                                                            $29,662                    $24,928
Other income                                                                            10,762                      9,151
Other expenses                                                                          25,521                     21,324
--------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                             $14,903                    $12,755
Income taxes                                                                             3,535                      2,997
--------------------------------------------------------------------------------------------------------------------------
Net income from continuing operations                                                  $11,368                     $9,758
Net income from discontinued operations                                                      -                        632
--------------------------------------------------------------------------------------------------------------------------
Net income                                                                             $11,368                    $10,390
--------------------------------------------------------------------------------------------------------------------------

Return on average assets                                                                 1.30%                      1.38%
Return on average shareholders' equity                                                   15.2%                      16.9%
Return on average tangible equity (1)                                                    24.1%                      20.2%
Average shares - basic                                                              24,338,303                 23,778,647
Average shares - diluted                                                            24,977,691                 24,351,334

--------------------------------------------------------------------------------------------------------------------------
PER SHARE
--------------------------------------------------------------------------------------------------------------------------
Basic earnings                                                                           $0.47                      $0.44
Diluted earnings                                                                          0.46                       0.43
Dividends paid in cash                                                                    0.24                       0.21


Financial information restated to include a 5% stock dividend issued September 30, 2003.
(1) Reconciliation Table for Non-GAAP Financial Measure
               Return on average shareholders' equity                                    15.2%                      16.9%
               Effect of goodwill and intangibles                                         8.9%                       3.3%
               Return on average tangible equity                                         24.1%                      20.2%
    Average tangible equity excludes acquisition related average goodwill and intangibles:
               Average shareholders' equity                                           $299,338                   $246,105
               Average goodwill and intangibles                                       (111,039)                   (40,597)
               Average tangible equity                                                 188,299                    205,508




Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/04
Date   4/15/2004

                                                               PAGE:  1 OF 7     AS OF         AS OF         AS OF
BALANCE SHEET - ASSETS ($000s)                                                3/31/2004      3/31/2003     12/31/2003
       Cash & Cash Equivalents                                                   $ 86,088      $ 121,121      $ 98,397
                                                                             ------------- -------------- -------------
       Trading Account Securities                                                       -              -             -
                                                                             ------------- -------------- -------------
       Securities Available for Sale                                              941,761        774,230       934,375
                                                                             ------------- -------------- -------------
       Held to Maturity Securities                                                      -              -             -
                                                                             ------------- -------------- -------------
       Other Securities                                                                 -              -             -
                                                                             ------------- -------------- -------------
       Total Securities                                                           941,761        774,230       934,375
                                                                             ------------- -------------- -------------
       Total Cash and Securities                                                1,027,849        895,351     1,032,772
                                                                             ------------- -------------- -------------
       Loans & Leases Held for Investment*                                      2,287,413      1,941,139     2,241,355
                                                                             ------------- -------------- -------------
       Loans & Leases Held for Sale*                                               40,050         69,864        29,344
                                                                             ------------- -------------- -------------
       Total Loans and Leases*                                                  2,327,463      2,011,003     2,270,699
                                                                             ------------- -------------- -------------
       *Indicates data net of discount, gross of reserve
       Loan Loss Reserve                                                          (50,154)       (44,687)      (49,265)
                                                                             ------------- -------------- -------------
       Goodwill                                                                    99,313         56,891        99,313
                                                                             ------------- -------------- -------------
       Other Intangibles                                                           11,541         10,529        11,897
                                                                             ------------- -------------- -------------
       Total Intangible Assets                                                    110,854         67,420       111,210
                                                                             ------------- -------------- -------------
       Mortgage Servicing Rights                                                        -              -             -
                                                                             ------------- -------------- -------------
       Purchased Credit Card Relationships                                              -              -             -
                                                                             ------------- -------------- -------------
       Real Estate Owned & Held for Investment                                        616            450           735
                                                                             ------------- -------------- -------------
       Assets from Discontinued Operations                                              -        210,041             -
                                                                             ------------- -------------- -------------
       Other Assets                                                               150,563        143,836       146,423
                                                                             ------------- -------------- -------------
       Total Assets                                                           $ 3,567,191    $ 3,283,414   $ 3,512,574
                                                                             ------------- -------------- -------------

BALANCE SHEET - LIABILITIES ($000S)
       Deposits                                                               $ 2,383,441    $ 2,230,689   $ 2,435,296
                                                                             ------------- -------------- -------------
       Borrowings                                                                 724,119        483,754       674,075
                                                                             ------------- -------------- -------------
       Trust Preferred Securities                                                       -         63,250        63,250
                                                                             ------------- -------------- -------------
       Subordinated Debt                                                          106,444              -             -
                                                                             ------------- -------------- -------------
       Liabilities from Discontinued Operations                                         -        188,517             -
                                                                             ------------- -------------- -------------
       Other Liabilities                                                           24,326         28,206        22,140
                                                                             ------------- -------------- -------------
       Total Liabilities                                                      $ 3,238,330    $ 2,994,416   $ 3,194,761
                                                                             ------------- -------------- -------------

BALANCE SHEET - EQUITY ($000s)
       Redeemable Preferred Stock                                                     $ -            $ -           $ -
                                                                             ------------- -------------- -------------
       Preferred Equity                                                               $ -            $ -           $ -
                                                                             ------------- -------------- -------------
       Common Equity                                                            $ 328,861      $ 288,998     $ 317,813
                                                                             ------------- -------------- -------------

MEMO ITEMS
       Accumulated other comprehensive income                                    $ 27,334       $ 23,535      $ 19,595
                                                                             ------------- -------------- -------------
       Publicly Reported Book Value Per Share (1)                                 $ 13.50        $ 11.95       $ 13.09
                                                                             ------------- -------------- -------------
       EOP Common Shares Outstanding (excluding Treasury shares)(1)            24,356,838     24,191,771    24,284,506
                                                                             ------------- -------------- -------------
       Treasury Shares Held By Company                                             13,835          5,100         2,626
                                                                             ------------- -------------- -------------
       Did you announce a repurchase plan during this period?                          NO             NO           YES
                                                                             ------------- -------------- -------------
       Number of Shares to be Repurchased in Plan                               1,000,000      1,000,000     1,000,000
                                                                             ------------- -------------- -------------
       Number of Shares Repurchased During Period                                 178,939        257,652       234,488
                                                                             ------------- -------------- -------------
       Average Price of Repurchased Shares                                          33.19          25.43         30.63
                                                                             ------------- -------------- -------------


       (1) restated for 5% stock dividend paid September 30, 2003.

Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/04
                                                        PAGE:  2 OF 7

                                                                         FOR QUARTER      YEAR TO      FOR QUARTER        YEAR
                                                                            ENDED          DATE           ENDED           ENDED
INCOME STATEMENT ($000s)                                                  3/31/2004     12/31/2004      3/31/2003      12/31/2003
       Interest Income                                                        $ 44,174     $ 44,174          $ 40,101    $ 165,648
                                                                         -------------- ------------ ----------------- ------------
       Interest Expense                                                         12,749       12,749            12,918       51,099
                                                                         -------------- ------------ ----------------- ------------
       Net Interest Income                                                      31,425       31,425            27,183      114,549
                                                                         -------------- ------------ ----------------- ------------
       FTE adjustment                                                            2,074        2,074             1,994        8,049
                                                                         -------------- ------------ ----------------- ------------
       Net Interest Income (FTE)                                                33,499       33,499            29,177      122,598
                                                                         -------------- ------------ ----------------- ------------
       Loan Loss Provision                                                       1,763        1,763             2,255        9,371
                                                                         -------------- ------------ ----------------- ------------
       Investment Securities Trans.                                               (196)        (196)                -         (369)
                                                                         -------------- ------------ ----------------- ------------
       Nonrecurring Income                                                           -            -                 -            -
                                                                         -------------- ------------ ----------------- ------------
       Nonrecurring Expense - Prepayment fee                                         -            -                 -        7,002
                                                                         -------------- ------------ ----------------- ------------
       Trading Account Income                                                        -            -                 -            -
                                                                         -------------- ------------ ----------------- ------------
       Foreign Exchange Income                                                       -            -                 -            -
                                                                         -------------- ------------ ----------------- ------------
       Trust Revenue                                                             1,361        1,361             1,299        5,322
                                                                         -------------- ------------ ----------------- ------------
       Service Charges on Deposits                                               3,415        3,415             2,787       12,099
                                                                         -------------- ------------ ----------------- ------------
       Mortgage Banking Income                                                   1,303        1,303             1,441        5,146
                                                                         -------------- ------------ ----------------- ------------
       Fee Income from Investment Product Sales                                    392          392               520        1,725
                                                                         -------------- ------------ ----------------- ------------
       Other Noninterest Income                                                  4,487        4,487             3,104       17,362
                                                                         -------------- ------------ ----------------- ------------
       Total Noninterest Income(excludes securities gains/losses)               10,958       10,958             9,151       41,654
                                                                         -------------- ------------ ----------------- ------------
       Employee Comp. & Benefit Expense                                         14,778       14,778            12,566       56,181
                                                                         -------------- ------------ ----------------- ------------
       Occupancy & Equipment Expense                                             3,954        3,954             3,269       14,133
                                                                         -------------- ------------ ----------------- ------------
       Foreclosed Property Expense                                                   -            -                 -            -
                                                                         -------------- ------------ ----------------- ------------
       Amortization of Intangibles                                                 355          355               123        1,022
                                                                         -------------- ------------ ----------------- ------------
       (Excludes Servicing and Credit Card Intangibles)
       Other Noninterest Expense                                                 6,434        6,434             5,366       24,695
                                                                         -------------- ------------ ----------------- ------------
       Total Noninterest Exp.                                                   25,521       25,521            21,324       96,031
                                                                         -------------- ------------ ----------------- ------------
       Minority Interest Expense                                                     -            -                 -            -
                                                                         -------------- ------------ ----------------- ------------
       Net Income Before Taxes                                                  14,903       14,903            12,755       43,430
                                                                         -------------- ------------ ----------------- ------------
       Tax Provision                                                             3,535        3,535             2,997        8,697
                                                                         -------------- ------------ ----------------- ------------
       Net Inc. from continuing operations                                      11,368       11,368             9,758       34,733
                                                                         -------------- ------------ ----------------- ------------
       Net inc. from discontinued operations                                         -            -               632        8,621
                                                                         -------------- ------------ ----------------- ------------
       Net Income                                                             $ 11,368     $ 11,368          $ 10,390     $ 43,354
                                                                         -------------- ------------ ----------------- ------------

       EARNINGS PER SHARE:

       Basic
                                                                         -------------- ------------ ----------------- ------------
       Net income (1)                                                           $ 0.47       $ 0.47            $ 0.44       $ 1.82
                                                                         -------------- ------------ ----------------- ------------
       Diluted
                                                                         -------------- ------------ ----------------- ------------
       Net income (1)                                                           $ 0.46       $ 0.46            $ 0.43       $ 1.78
                                                                         -------------- ------------ ----------------- ------------
       Average Shares Basic (1)                                             24,338,303   24,338,303        23,778,647   23,813,291
                                                                         -------------- ------------ ----------------- ------------
       Average Shares Diluted (1)                                           24,977,691   24,977,691        24,351,334   24,411,023
                                                                         -------------- ------------ ----------------- ------------
       Dividends on Preferred Stock ($000s)                                        $ -          $ -               $ -          $ -
                                                                         -------------- ------------ ----------------- ------------


       (1) restated for 5% stock dividend paid September 30, 2003.

Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/04

AVERAGE BALANCE SHEET ($OOOs)

                                                                               As of          For QTR        For QTR
                                                 PAGE:  3 of 7               3/31/2004      Ended 3/31/04  Ended 12/31/03
                                                                             (YTD AVG)      QTRLY AVG      QTRLY AVG
                                                                            -------------   ----------------------------
      Total Loans (net of unearned)                                            2,284,094       2,284,094      2,193,251
                                                                            -------------   -------------  -------------
      Loan Loss Reserve                                                          (50,108)        (50,108)       (47,152)
                                                                            -------------   -------------  -------------
      Investment Securities (incl. trading assets)                               904,073         904,073        867,648
                                                                            -------------   -------------  -------------
      Other Earning Assets                                                        13,815          13,815         17,738
                                                                            -------------   -------------  -------------

      Total Earning Assets (net of loan loss reserve)                          3,151,874       3,151,874      3,031,485
                                                                            -------------   -------------  -------------
      Total Assets                                                             3,493,626       3,493,626      3,314,490
                                                                            -------------   -------------  -------------

      Savings                                                                    186,176         186,176        136,883
                                                                            -------------   -------------  -------------
      NOW Accounts                                                               553,772         553,772        584,956
                                                                            -------------   -------------  -------------
      Money Market Accounts                                                      616,498         616,498        613,920
                                                                            -------------   -------------  -------------
      Certificates                                                               643,815         643,815        663,003
                                                                            -------------   -------------  -------------

      Total Int. Bearing Deposits                                              2,000,261       2,000,261      1,998,762
                                                                            -------------   -------------  -------------

      Non-Interest Bearing Deposits                                              387,331         387,331        376,935
                                                                            -------------   -------------  -------------
      Total Deposits                                                           2,387,592       2,387,592      2,375,697
                                                                            -------------   -------------  -------------

      Short-Term Borrowings                                                      558,756         558,756        399,924
                                                                            -------------   -------------  -------------
      Long-Term Borrowings                                                       224,029         224,029        225,721
                                                                            -------------   -------------  -------------
      Total Int. Bearing Liabilities (incl. non-int bearing deposits)          3,170,377       3,170,377      3,001,342
                                                                            -------------   -------------  -------------
      Total Int. Bearing Liabilities                                           2,783,046       2,783,046      2,624,407
                                                                            -------------   -------------  -------------
      Total Shareholder's Equity                                                 299,338         299,338        282,165
                                                                            -------------   -------------  -------------


Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/04

                                                           PAGE:  4 of 7
                                                                          FOR QUARTER       YEAR TO       FOR QUARTER        YEAR
                                                                             ENDED            DATE           ENDED          ENDED
CHARGEOFFS ($000s)                                                         3/31/2004       12/31/2004      3/31/2003      12/31/2003
        Loan Chargeoffs                                                         $ 1,207         $ 1,207         $ 2,757    $ 12,344
                                                                         --------------- --------------- ---------------------------
        Recoveries on Loans                                                       $ 334           $ 334           $ 687     $ 5,497
                                                                         --------------- --------------- ---------------------------
        Net Loan Chargeoffs                                                       $ 873           $ 873         $ 2,070     $ 6,847
                                                                         --------------- --------------- ---------------------------

                                                                             AS OF           AS OF           AS OF
ASSET QUALITY AND OTHER DATA ($000s)                                       3/31/2004       3/31/2003       12/31/2003

        Nonaccrual Loans                                                       $ 11,583        $ 17,746        $ 13,673
                                                                         --------------- --------------- ---------------
        Renegotiated Loans                                                            -               -               -
                                                                         --------------- --------------- ---------------
        Other Real Estate Owned                                                     616             450             735
                                                                         --------------- --------------- ---------------
        Total Nonperforming Assets                                               12,199          18,196          14,408
                                                                         ------------------------------- ---------------
        Loans 90+ Days Past Due & Still Accruing                                    258             420             318
                                                                         --------------- --------------- ---------------
        NPAs plus Loans over 90                                                $ 12,457        $ 18,616        $ 14,726
                                                                         --------------- --------------- ---------------

                                                                             AS OF           AS OF           AS OF
REGULATORY CAPITAL DATA ($000s)                                            3/31/2004       3/31/2003       12/31/2003

        Tier 1 Capital                                                        $ 293,920       $ 248,067       $ 250,259
                                                                         --------------- --------------- ---------------
        Tier 1 Ratio (%)                                                         11.12%          10.28%           9.74%
                                                                         --------------- --------------- ---------------
        Total Capital (Tier 1 + Tier 2)                                       $ 327,174       $ 278,438       $ 282,581
                                                                         --------------- --------------- ---------------
        Total Capital Ratio (%)                                                  12.38%          11.54%          11.00%
                                                                         --------------- --------------- ---------------
        Total Risk-Adjusted Assets                                          $ 2,643,385     $ 2,413,361     $ 2,568,838
                                                                         --------------- --------------- ---------------
        Tier 1 Leverage Ratio                                                     9.20%           8.51%           7.84%
                                                                         --------------- --------------- ---------------

                                                                             AS OF           AS OF          YEAR TO
SUPPLEMENTAL DATA ($000s)                                                  3/31/2004       3/31/2003          DATE
                                                                                                           12/31/2003

        1-4  Family Mortgage Loans Serviced For Others                        $ 172,147       $ 120,031
                                                                         --------------- ---------------
        Propriety Mutual Fund Balances                                              $ -             $ -
                                                                         --------------- ---------------
        (Net Asset Value in $000s)
        Held to Maturity Securities (Fair Value)                                    $ -             $ -
                                                                         --------------- ---------------
        Return on Avg. Assets (annualized)                                        1.30%           1.38%           1.30%
                                                                         --------------- --------------- ---------------
        Return on Avg. Equity (annualized)                                        15.2%           16.9%           15.2%
                                                                         --------------- --------------- ---------------
        Return on Avg. Tangible Equity (annualized) (1)                           24.1%           20.2%           20.2%
                                                                         --------------- --------------- ---------------
        Common Stock Dividends (total $ in period)                              $ 5,809         $ 4,767         $ 4,767
                                                                         --------------- --------------- ---------------
        EOP Employees (Full Time Equivalent)                                        943             918
                                                                         --------------- ---------------

        (1) Reconciliation Table for Non-GAAP Financial Measure
                       Return on average shareholders' equity                     15.2%           16.9%           15.2%
                       Effect of goodwill and intangibles                          8.9%            3.3%            8.9%
                       Return on average tangible equity                          24.1%           20.2%           24.1%
            Average tangible equity excludes acquisition related average goodwill and intangibles:
                       Average shareholders' equity                            $299,338        $246,105        $299,338
                       Average goodwill and intangibles                        (111,039)        (40,597)       (111,039)
                       Average tangible equity                                  188,299         205,508         188,299


Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/04

                                          PAGE:  5 of 7                       AS OF         AS OF
PERIOD END BALANCES:                                                        3/31/2004    12/31/2003

Loan Breakdown: (regulatory)
       Commercial/Industrial                                                  $ 412,752    $ 396,271
                                                                           ------------- ------------
       Commercial Real Estate                                                   918,485      899,686
                                                                           ------------- ------------
       Residential Mortgage (including multi-family)                            474,572      450,630
                                                                           ------------- ------------
       Real Estate Construction (and Land Development)                          134,808      149,531
                                                                           ------------- ------------
       Home Equity (revolving and 2nd lien)                                     244,685      233,502
                                                                           ------------- ------------
       Consumer (Loans to Individuals)                                           52,172       54,466
                                                                           ------------- ------------
       Bank Card                                                                      -            -
                                                                           ------------- ------------
       Foreign                                                                        -            -
                                                                           ------------- ------------
                                                        (Other)                  89,989       86,613
                                                                           ------------- ------------
       Total Loans (net of unearned)                                          2,327,463    2,270,699
                                                                           ------------- ------------
       Investment Securities (incl. trading assets)                             941,761      934,375
                                                                           ------------- ------------
       Other Earning Asset                                                        4,348        2,233
                                                                           ------------- ------------
       Total Earning Assets (net of loan loss reserve)                        3,223,418    3,158,042
                                                                           ------------- ------------
       Total Assets                                                           3,567,191    3,512,574
                                                                           ------------- ------------
Deposit Breakdown:
       Savings                                                                  190,198      180,919
                                                                           ------------- ------------
       NOW Accounts                                                             519,359      608,220
                                                                           ------------- ------------
       Money Market Accounts                                                    620,978      600,932
                                                                           ------------- ------------
       Certificates                                                             507,222      529,594
                                                                           ------------- ------------
       CDs>$100m                                                                140,155      129,011
                                                                           ------------- ------------
       Foreign CDs                                                                    -
                                                                           ------------- ------------
                                                        (as needed)                   -            -
                                                                           ------------- ------------
Total Int. Bearing Deposits                                                   1,977,912    2,048,676
                                                                           ------------- ------------
       Non-Interest Bearing Deposits                                            405,529      386,620
                                                                           ------------- ------------
Total Deposits                                                                2,383,441    2,435,296
                                                                           ------------- ------------
       Short-Term Borrowings                                                    571,649      510,038
                                                                           ------------- ------------
       Long-Term Debt                                                           258,914      227,287
                                                                           ------------- ------------
Total Int. Bearing Liabilities (incl. non-int bearing deposits)               3,214,004    3,172,621
                                                                           ------------- ------------
Total Int. Bearing Liabilities                                                2,808,475    2,786,001
                                                                           ------------- ------------
Total Stockholders Equity                                                     $ 328,861    $ 317,813
                                                                           ------------- ------------


Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/04
                                                     PAGE:  6 of 7

                                                                       AS OF           AS OF
PERIOD END BALANCES:                                                 3/31/2004      12/31/2003

Loan Breakdown: (internal)
       Business Purpose Loans                                          $1,120,566    $ 1,084,419
                                                                   --------------- --------------
       Residential Mortgage                                               247,835        229,995
                                                                   --------------- --------------
       Commercial Real Estate, Construction and Land Dev                  723,965        721,471
                                                                   --------------- --------------
       Consumer (loans to Individual)                                     235,097        234,814
                                                                   --------------- --------------
       Total Loans (net of unearned)                                   $2,327,463    $ 2,270,699
                                                                   --------------- --------------



Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/04

                                                    PAGE 7 OF 7

BALANCE AND YIELD/COST ANALYSIS:                                       AS OF              AS OF
(Qtr Avg)                                                            3/31/2004          12/31/2003
                                                                Avg Balance  Yield   Avg Balance Yield

Total Loans (net of unearned)                                   $ 2,284,094  6.06%  $ 1,870,513  6.82%
                                                                ------------ ------ -------------------
Investment Securities (incl. trading assets)                        904,073  5.19%      668,124  6.34%
                                                                ------------ ------ -------------------
Other Earning Assets                                                 13,815  0.84%       69,401  1.26%
                                                                ------------ ------ -------------------

Total Earning Assets                                              3,201,982  5.79%    2,608,038  6.55%
                                                                ------------ ------ -------------------
Total Earning Assets (net of loan loss reserve)                   3,151,874  5.89%    2,565,466  6.65%
                                                                ------------ ------ -------------------
Total Assets                                                      3,493,626  5.31%    2,825,983  6.04%
                                                                ------------ ------ -------------------

Savings                                                             186,176  0.86%      106,129  0.63%
                                                                ------------ ------ -------------------
NOWAccounts                                                         553,772  0.94%      396,709  1.19%
                                                                ------------ ------ -------------------
Money Market Accounts                                               616,498  0.90%      514,244  0.94%
                                                                ------------ ------ -------------------
Certificates                                                        643,815  3.13%      724,255  3.39%
                                                                ------------ ------ -------------------

Total Int. Bearing Deposits                                       2,000,261  1.62%    1,741,337  2.00%
                                                                ------------ ------ -------------------

Non-Interest Bearing Deposits                                       387,331             292,061
                                                                ------------ ------ -------------------
Total Deposits                                                    2,387,592  1.36%    2,033,398  1.71%
                                                                ------------ ------ -------------------

Short-Term Borrowings                                               558,756  1.15%      287,572  1.33%
                                                                ------------ ------ -------------------
Long-Term Borrowings                                                224,029  5.39%      233,686  5.90%
                                                                ------------ ------ -------------------
Total Int. Bearing Liabilities(incl. non-int bearing deposits)    3,170,377  1.61%    2,554,656  2.05%
                                                                ------------ ------ -------------------
Total Int. Bearing Liabilities                                    2,783,046  1.83%    2,262,595  2.32%
                                                                ------------ ------ -------------------
Total Shareholder's Equity                                        $ 299,338           $ 246,105
                                                                ------------ ------ ------------

Net Yield on Earning Assets (net of loan loss reserve): (Margin)             4.27%               4.61%
                                                                             ------             -------
Net Yield on Earning Assets: (Margin)                                        4.20%               4.54%
                                                                             ------             -------


STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

           State    Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

           1. PA                                                         66
           ---------                                            ------------
Total Number of Banking Offices                                          66
                                                                ------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)         1
                                                                ------------
Total Number of ATMs                                                     65
                                                                ------------

                                                                          0
           ---------                                            ------------
Total Number of Banking Offices                                           0
                                                                ------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)         0
                                                                ------------
Total Number of ATMs                                                      0
                                                                ------------

                                                                          0
           ---------                                            ------------
Total Number of Banking Offices                                           0
                                                                ------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)         0
                                                                ------------
Total Number of ATMs                                                      0
                                                                ------------

Have you restated any prior period's financial statements for a pooling of
interest and/or a change in accounting principles? N                     (Y/N)
Periods Restated on this report:
                                ----------------------------------------------- ------
Reason:
                       -------------------------------------------------------- ------

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